EXHIBIT A

                             JOINT FILING AGREEMENT
                             ----------------------

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize AMVESCAP PLC, as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.


Dated: November 10, 2005               AMVESCAP PLC

                                       By: /s/ Erick Holt
                                          ----------------------------
                                       Name:  Erick Holt
                                       Title: General Counsel



                                       AIM Funds Management, Inc.

                                       By: /s/ Wayne Bolton
                                          ----------------------------
                                       Name:  Wayne Bolton
                                       Title: VP, Compliance & CCO


                                       AIM Advisors, Inc.

                                       By: /s/ Todd Spillman
                                          ----------------------------
                                       Name:  Todd Spillman
                                       Title: Compliance Director


                                       Atlantic Trust Company, N.A.

                                       By: /s/ Paul Elmlinger
                                          ----------------------------
                                       Name:  Paul Elmlinger
                                       Title: General Counsel


                                       INVESCO GT Management S.A.

                                       By: /s/ John Taylor
                                          ----------------------------
                                       Name:  John Taylor
                                       Title: Deputy General Counsel


                                       Stein Roe Investment Counsel, Inc.

                                       By: /s/ Paul Elmlinger
                                          ----------------------------
                                       Name:  Paul Elmlinger
                                       Title: General Counsel


                                       INVESCO Asset Management (Japan) Limited

                                       By: /s/ John Taylor
                                          ----------------------------
                                       Name:  John Taylor
                                       Title: Deputy General Counsel